Exhibit 10.1
AMENDMENT NO.11
TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 11 (this “Amendment”), dated as of October 30, 2009, is among Truck Retail Accounts Corporation, a Delaware corporation (“Seller”), Navistar Financial Corporation, a Delaware corporation (“Navistar”), as initial Servicer (Navistar, together with Seller, the “Seller Parties” and each a “Seller Party”), the entities listed on Schedule A to the Agreement (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), JS Siloed Trust (the “Trust” and, together with the Financial Institutions, the “Purchasers”), and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as agent for the Purchasers (together with its successors and assigns, the “Agent”), and pertains to that certain Receivables Purchase Agreement dated as of April 8, 2004 by and among the parties hereto, as heretofore amended (the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement.

PRELIMINARY STATEMENT

The Seller Parties have requested that the Agent and the Purchasers agree to certain amendments to the Agreement; and

The Agent and the Purchasers are willing to agree to the requested amendments on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Amendments.

(a)  The following definitions in Exhibit I to the Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

“Delinquent Receivable” means a Receivable, including an A Receivable, B Receivable or C Receivable, as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

“Dilution Ratio” means, a percentage equal to (i) the aggregate amount of Dilutions which occurred during the calendar month then most recently ended, divided by (ii) the aggregate gross sales of the Originator giving rise to Receivables during the third calendar month prior to the calendar month referenced in clause (i), calculated on a monthly basis.

“Fee Letter” means that certain third amended and restated fee letter dated as of October 30, 2009 among the Seller, Transferor, the Trust and the Agent, as it may be further amended, restated or otherwise modified and in effect from time to time.

“Independent Director” shall mean a member of the Board of Directors of Seller who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a director of the Seller, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Independent Parties”): Parent, Transferor, Servicer, Originator, or any of their respective Subsidiaries or Affiliates (other than Seller), (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy; and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Liquidity Termination Date” means October 29, 2010.

(b) The definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby amended to delete subsection (xxi) thereof in its entirety.

(c) The definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby amended to add the following new subsection (xxii):

(xxii) the obligor of which has not had any Receivable converted to a note or otherwise extended in a similar manner (other than in connection with a refinancing of a Receivable).

(d) The following new Section 7.1(b)(vii) is hereby added to the Agreement:

(vii) Appointment of Independent Director. The decision to appoint a new director of the Seller as the “Independent Director” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.”

(e) The following sentence is added to the end of Section 8.2(b) of the Agreement:

In the event that the long-term debt rating of any Blocked Account Bank is downgraded by Standard and Poor’s Ratings Group to BBB+ or lower or by Moody’s Investor Service, Inc. to Baa1 or lower, the Agent may in its sole discretion require that a new Blocked Account be opened with a Blocked Account Bank with ratings in excess thereof (such new Blocked Account Bank to be reasonably acceptable to both the Seller and the Agent). Such new Blocked Account and the related Blocked Account Agreement shall be open and in effect within 30 days of the Agent notifying the Seller that it will require such new Blocked Account to be opened. During the period between such notice and the new Blocked Account becoming effective, the Agent may direct that any other account reasonably selected by it be used as the Blocked Account during such interim period, including any account held at the Agent. As soon as such new Blocked Account is opened and the related Blocked Account Agreement is executed and in effect, the Servicer will direct all Collections to such new Blocked Account as otherwise provided in this Agreement.

(f) The following new Section 9.1(o) is hereby added to the Agreement:

       (o) Any Person shall be appointed as an Independent Director of the Seller without prior notice thereof having been given to the Agent inaccordance with Section 7.1(b)(vii), and without the written acknowledgement by the Agent that such Person conforms, to the reasonable satisfaction of the Agent, with the criteria set forth in the definition herein of “Independent Director.”

Section 2.                     Representations and Warranties. In order to induce the parties to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agent and the Purchasers that (a) after giving affect to this Amendment, each of such Seller Party’s representations and warranties contained in Article V of the Agreement is true and correct as of the date hereof, (b) the execution and delivery by such Seller Party of this Amendment, and the performance of its obligations hereunder, are within its corporate or limited partnership, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited partnership, as applicable, action on its part, and (c) this Amendment has been duly executed and delivered by such Seller Party and constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 3.                      Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of the following:

(a)  counterparts of this Amendment, duly executed by each of the parties hereto;

(b) counterparts of the Fee Letter, duly executed by the Transferor, Seller and the Agent, together with payment of the “Extension Fee” under and as defined therein;

(c) payment of the reasonable legal fees of Mayer Brown LLP, counsel to the Agent, in connection herewith; and

(d) counterparts of Amendment No. 8 to Asset Purchase Agreement, duly executed by the Trust and JPMorgan Chase Bank, N.A., individually and as Funding Agent thereunder.

Section 4.                      Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

(b) Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TRUCK RETAIL ACCOUNTS CORPORATION

By:  /s/        BILL MCMENAMIN
William V. McMenamin
V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION

By:  /s/        BILL MCMENAMIN
William V. McMenamin
V.P., CFO & Treasurer

JS SILOED TRUST

BY:   JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE TRUSTEE

By:  /s/           LAURA V. CHITTICK
Laura V. Chittick
Vice President

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY
AS A FINANCIAL INSTITUTION AND AS AGENT

By:   /s/          LAURA V. CHITTICK
Laura V. Chittick
Vice President